UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            FORM 8-K

                         CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.


Date of Report (Date of earliest event reported): August 22, 2005
                                                 -----------------

                        MICRONETICS, INC.
-----------------------------------------------------------------
       (Exact name of registrant as specified in its charter)



    Delaware                         0-17966       22-2063614
-----------------------------------------------------------------
(State or other jurisdiction    (Commission   (IRS Employer
 of incorporation)               File Number)  Identification No.)



    26 Hampshire Drive, Hudson, NH                      03051
-----------------------------------------------------------------
 (Address of principal executive offices)          (Zip Code)



 Registrant's telephone number, including area code: (603) 883-2900
                                                     ----------------


--------------------------------------------------------------------
 (Former name or former address, if changed since last report.)



Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      On August 22, 2005, Micronetics, Inc. appointed Diane Bourque as its Chief Financial Officer. Since 1991 Ms. Bourque was employed by Presstek, Inc., a $270 million NASDAQ listed digital imaging company. In 1994 she was appointed controller of Presstek and in 2001 she was also appointed Vice President of Presstek. During her thirteen years at Presstek she held responsibility for all aspects of financial reporting, including SEC reporting, corporate governance and regulatory compliance. Prior to that, she held financial management and analytical positions at Digital Equipment Corporation and Centronics Data Computer Corp., both publicly held computer equipment manufacturers and with EKCO Group, a consumer product company.


Item 9.01   Financial Statements and Exhibits.

     A copy of a press release dated August 31, 2005 announcing the appointment of Diane Bourque as Chief Financial Officer of Micronetics is filed as Exhibit 99.1 hereto.



                           SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 MICRONETICS, INC.


Dated: August 31, 2005           By:/s/David Robbins
                                    ------------------------
                                    David Robbins, President





                          EXHIBIT INDEX



Exhibit 99.1 Press release dated August 31, 2005 announcing the appointment of Diane Bourque as Chief Financial
               Officer of Micronetics.